UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2021

HOLICITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39426	85-1270303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Carillon Point

Kirkland, WA 98033

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 278-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HOLUU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	HOL	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HOLUW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 30, 2021, Holicity Inc., a Delaware corporation (“Holicity”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 19,669,795 (52.453%) of Holicity’s issued and outstanding shares of common stock held of record as of May 24, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. Holicity’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

(1)	Proposal No. 1 — The Business Combination Proposal — to consider and vote upon a proposal to approve the business combination agreement, dated as of February 2, 2021 (as may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among Holicity, Holicity Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Holicity (“Merger Sub”), and Astra Space, Inc., a Delaware corporation (“Astra”), and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Astra with Astra surviving the merger as a wholly owned subsidiary of Holicity (the transactions contemplated by the Business Combination Agreement, the “Business Combination” and such proposal, the “Business Combination Proposal”);

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,196,046	461,238	12,511	☐

(2)	Proposal No. 2 — The Charter Proposal — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal is approved and adopted, the proposed second amended and restated certificate of incorporation of Holicity (the “Proposed Charter”), which will replace Holicity’s amended and restated certificate of incorporation, dated August 5, 2020 (the “Current Charter”) and will be in effect upon the Closing of the Business Combination (we refer to such proposal as the “Charter Proposal”);

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,834,370	786,650	48,775	☐

(3)	Proposal No. 3 — The Advisory Charter Proposals — to consider and vote upon separate proposals to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the SEC as seven separate sub-proposals (we refer to such proposals as the “Advisory Charter Proposals”):

(a)	Advisory Charter Proposal A — Under the Proposed Charter, New Astra will be authorized to issue 466,000,000 shares of capital stock, consisting of (i) 400,000,000 shares of New Astra Class A common stock, par value $0.0001 per share, (ii) 65,000,000 shares of New Astra Class B common stock, par value $0.0001 per share, and (iii) 1,000,000 shares of preferred stock, par value $0.0001 per share, as opposed to the Current Charter authorizing Holicity to issue 221,000,000 shares of capital stock, consisting of (a) 220,000,000 shares of common stock, including 200,000,000 shares of Class A common stock, par value $0.0001 per share, and 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share;

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,656,161	1,451,052	562,582	☐

(b)	Advisory Charter Proposal B — Holders of shares of New Astra Class A common stock will be entitled to cast one vote per share of New Astra Class A common stock and holders of shares of New Astra Class B common stock will be entitled to cast 10 votes per share of New Astra Class B common stock on each matter properly submitted to New Astra’s stockholders entitled to vote, as opposed to each share of Holicity Class A common stock and Holicity Class B common stock being entitled to one vote per share on each matter properly submitted to Holicity’s stockholders entitled to vote;

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,714,998	1,410,612	544,185	☐

(c)	Advisory Charter Proposal C — Any action required or permitted to be taken by the stockholders of New Astra may be taken by written consent until the time the issued and outstanding shares of Class B common stock represent less than 50% of the voting power of the then outstanding shares of capital stock of New Astra;

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,751,886	1,369,304	548,605	☐

(d)	Advisory Charter Proposal D — Amendments to certain provisions of the Proposed Charter relating to the rights of Class A and Class B common stock will require (i) so long as any shares of Class B common stock remain outstanding, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Class B common stock of New Astra, voting as a separate class, (ii) so long as any shares of Class A common stock remain outstanding, the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock of New Astra, voting as a separate class, and (iii) the affirmative vote of the holders of a majority of the voting power of the then outstanding capital stock of New Astra, as opposed to the Current Charter only requiring such an amendment to be approved by stockholders in accordance with Delaware law;

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,773,753	1,340,985	555,057	☐

(e)	Advisory Charter Proposal E — The bylaws of New Astra may be amended, altered or repealed or adopted either (x) by the affirmative vote of a majority of the New Astra board of directors present at any regular or special meeting of the Board at which a quorum is present or (y) (i) when outstanding Class B common stock represents less than 50% of the total voting power, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of New Astra or, prior to such time, (ii) the affirmative vote of the holders of a majority of the voting power of the outstanding capital stock of New Astra, as opposed to the bylaws of Holicity requiring the approval of a majority of the board of directors of Holicity or by the affirmative vote of the holders of a majority of Holicity’s outstanding shares;

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,764,240	1,343,397	562,158	☐

(f)	Advisory Charter Proposal F — The number of directors will be fixed and may be modified either (i) by the New Astra board of directors or (ii) by the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding capital stock of New Astra, depending on the number of shares of New Astra Class B common stock beneficially owned by the Astra Founders at such time; and

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,805,783	1,316,359	547,653	☐

(vii)	Advisory Charter Proposal G — Delaware law permits a corporation to classify its board of directors into as many as three classes with staggered terms of office. The board of directors will be classified into three classes, which will have staggered terms of office such that one-third of the directors’ terms will expire each year and the succeeding directors will have a term of three years;

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,815,130	1,312,645	542,020	☐

(d)	Proposal No. 4 — The Stock Issuance Proposal — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal and the Charter Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of Nasdaq, the issuance of (x) shares of Holicity Class A common stock pursuant to the terms of the Business Combination Agreement and (y) shares of Holicity Class A common stock to certain institutional investors (the “PIPE Investors”) in connection with the Private Placement, plus any additional shares pursuant to subscription agreements we may enter into prior to Closing (we refer to this proposal as the “Stock Issuance Proposal”);

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,797,789	767,749	104,257	☐

(e)	Proposal No. 5 — The Incentive Plan Proposal — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal, the Charter Proposal and the Stock Issuance Proposal are approved and adopted, the Astra Space, Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan”), a copy of which is attached to this proxy statement/prospectus as Annex F, including the authorization of the initial share reserve under the Incentive Plan (the “Incentive Plan Proposal”);

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,756,804	1,345,180	567,811	☐

(f)	Proposal No. 6 — The ESPP Proposal — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal, the Charter Proposal and the Stock Issuance Proposal are approved and adopted, the Astra Space, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), a copy of which is attached to this proxy statement/prospectus as Annex G, including the authorization of the initial share reserve under the ESPP (the “ESPP Proposal”); and

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,240,167	875,473	554,155	☐

Item 7.01.	Regulation FD Disclosure.

On June 30, 2021, Astra, as successor to Holicity, issued a press release announcing the consummation of the business combination with Holicity. A copy of the press release is filed hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

In connection with the Business Combination, holders of 10,981 shares of Holicity’s Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $109,810.05.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated June 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLICITY INC.

	By:	/s/ Steve Ednie
	Name:	Steve Ednie
	Title:	Chief Financial Officer
Date: June 30, 2021